SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /  /
                                       ---


           Pre-Effective Amendment No.  ____                             /   /

           Post-Effective Amendment No.    1                             / X /


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         /   /


           Amendment No.    2                                           / X /
                        (Check appropriate box or boxes.)


THE BSG FUNDS - FILE NOS. 333-22075 AND 811-8061
--------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)


1105 SCHROCK ROAD, SUITE 437, COLUMBUS, OHIO              43229
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                         (Zip Code)


Registrant's Telephone Number, including Area Code:              (614) 848-3400
                                                                 --------------

CPM STATUTORY AGENT CORPORATION, 366 EAST BROAD STREET, COLUMBUS, OHIO  43215
-----------------------------------------------------------------------------

                     (Name and Address of Agent for Service)
                                  With copy to:
            Donald S. Mendelsohn, Brown, Cummins & Brown Co., L.P.A.
                    3500 Carew Tower, Cincinnati, Ohio 45202


Release Date: October 31, 1997


It is proposed that this filing will become effective:


/ X / immediately upon filing pursuant to paragraph (b)
/ / on December 31, 1996 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a) (1)
/ / on (date) pursuant to paragraph (a) (1)
/ / 75 days after filing pursuant to paragraph (a) (2)
/ / on (date) pursuant to paragraph (a) (2) of Rule 485.


If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



Title of Securities Being Registered

           Omit from the facing sheet reference to the other Act if the Registration Statement or amendment is filed under only one of the Acts. Include the "Approximate Date of Proposed Public Offering" and "Title of Securities Being Registered" only where securities are being registered under the Securities Act of 1933.

                                  THE BSG FUNDS
                              CROSS REFERENCE SHEET
                                    FORM N-1A

                            FOR BANC STOCK GROUP FUND

ITEM                                    SECTION IN EACH PROSPECTUS
----                                    --------------------------

  1.....................................Cover Page
  2.....................................Summary of Fund Expenses

  3.....................................Performance Information; Financial
                                        Highlights

  4.....................................The Fund, Investment Objective and
                                        Strategies and Risk Considerations,
                                        Investment Policies and Techniques,
                                        Operation of the Fund, General
                                        Information
  5.....................................Operation of the Fund
  5A....................................None
  6.....................................Cover Page, Dividends and Distributions,
                                        Taxes, General Information, How to
                                        Redeem Shares
  7.....................................Cover Page, How to Invest in the Fund,
                                        Share Price Calculation, Operation of
                                        the Fund, How to Redeem Shares
  8.....................................How to Redeem Shares
  9.....................................None
 13.....................................General Information
 15.....................................General Information

                                        SECTION IN STATEMENT OF ADDITIONAL
                                        ----------------------------------
ITEM                                    INFORMATION
----                                    -----------

 10.....................................Cover Page
 11.....................................Table of Contents
 12.....................................None
 13.....................................Additional Information About Fund
                                        Investments and Risk Considerations,
                                        Investment Limitations
 14.....................................Trustees and Officers
 15.....................................None
 16.....................................The Investment Adviser, Custodian,
                                        Transfer Agent, Accountants, Trustees
                                        and Officers
 17.....................................Portfolio Transactions and Brokerage
 18.....................................Description of the Trust
 19.....................................Determination of Share Price
 20.....................................None
 21.....................................Distributor
 22.....................................Investment Performance
 23.....................................Financial Statements

                              BANC STOCK GROUP FUND


PROSPECTUS                                                     NOVEMBER 1, 1997

                          1105 Schrock Road, Suite 437


                              Columbus, Ohio 43229

               For Information, Shareholder Services and Requests:

                                 (888) BANK-595

         Banc Stock Group Fund (the "Fund") is a diversified, open-end mutual fund whose investment objective is to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of community banks, lending institutions and financial services companies believed by the Fund's adviser, Heartland Advisory Group, Inc. to offer superior prospects for long term growth.


         This Prospectus provides the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") dated November 1, 1997, which is incorporated herein by reference and can be obtained without charge by calling the Fund at the phone number listed above. The SEC maintains a Web Site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.


         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY, ENTITY, OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            SUMMARY OF FUND EXPENSES

         The tables below are provided to assist an investor in understanding the direct and indirect expenses that an investor may incur as a shareholder in the Fund. The expense information is based on estimated amounts for the current fiscal year. The expenses are expressed as a percentage of average net assets. The Example should not be considered a representation of future Fund performance or expenses, both of which may vary.

         Shareholders should be aware that the Fund, unlike most other mutual funds, does not pay directly for transfer agency, pricing, custodial, auditing or legal services, nor does it pay directly any general administrative or other significant operating expenses. The Adviser pays all of the expenses of the Fund except brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses.

SHAREHOLDER TRANSACTION EXPENSES(1)

Maximum Sales Load Imposed on Purchases
(as a percentage of offering price)....................4.00%
Sales Load Imposed on Reinvested Dividends..............NONE

Redemption Fee.............................................................NONE
Exchange Fees..............................................................NONE

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

          Management Fees....................................2.50%
          12b-1 Charges.......................................NONE
          Other Expenses(2)..................................0.00%
Total Fund Operating Expenses(3)..........................................2.50%

(1)    Processing organizations may impose transactional fees on shareholders.

(2) The Fund estimates that other expenses (fees and expenses of the trustees who are not "interested persons" as defined in the Investment Company
       Act) will be less than 0.01% of average net assets for the first fiscal year.

(3) The Fund's total operating expenses are equal to the management fee paid to the Adviser because the Adviser pays all operating expenses (except as described in footnote 2).

EXAMPLE
-------

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                   1 YEAR                      3 YEARS
                   ------                      -------

                    $65                         $116

                                 THE FUND


          Banc Stock Group Fund (the "Fund") was organized as a series of The BSG Funds, an Ohio business trust (the "Trust") on January 14, 1997, and commenced operations on August 1, 1997. This prospectus offers shares of the Fund and each share represents an undivided, proportionate interest in the Fund. The investment adviser to the Fund is Heartland Advisory Group, Inc. (the "Adviser").

                              FINANCIAL HIGHLIGHTS

          The following condensed supplementary financial information for the period August 1, 1997 (inception of operations) through September 30, 1997 is derived from the unaudited financial statements of the Fund.








              (FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD)
             FOR THE PERIOD AUGUST 1, 1997 (INCEPTION OF OPERATIONS)
                           THROUGH SEPTEMBER 30, 1997
                                  (UNAUDITED)

Net asset value, beginning of period ...............   $   10.00
                                                       ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss) .......................       (0.01)
Net realized and unrealized gain (loss) on
     investments ...................................        0.89
                                                       ---------
Total from investment operations ...................        0.88
                                                       ---------

LESS DISTRIBUTIONS
Dividends from net investment income ...............        0.00
Distribution from realized gains from security
     transactions ..................................        0.00
                                                       ---------
Total distributions ................................        0.00
                                                       ---------

Net asset value, end of period .....................   $   10.88
                                                       =========

Total return** .....................................       65.87% *

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (in 000's) ................        5,020
Ratio of expenses to average net assets ............        2.50% *
Ratio of net investment income (loss) to average
     net assets ....................................      (0.48)% *
Portfolio turnover rate ............................        0.00%
Average commission rate paid .......................   $   0.2812


*  Annualized
** Based on net asset value per share





           INVESTMENT OBJECTIVE AND STRATEGIES AND RISK CONSIDERATIONS

          The investment objective of the Fund is to provide shareholders with long term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of community banks, lending institutions, and financial services companies believed by the Adviser to offer superior prospects for long term growth. The Adviser expects to select stocks of banks with low price to earnings ratios, minimal loan losses and long histories of profitability located in stable communities with growth potential. Community banks generally are banks having a county, rural or suburban area focus, rather than a regional or wider focus.

         Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities (common stock, preferred stock and securities convertible into common stock) of banks and other lending institutions, including community, regional and money center banks, bank holding companies, savings and loan associations, savings banks and commercial and industrial banks. The

Fund may invest in banks that are not members of the Federal Reserve
System or whose deposits are not insured by the Federal Deposit Insurance Corporation. Although the Adviser primarily seeks opportunities for capital appreciation, some of the banks in which the Fund may invest pay regular dividends. Accordingly, the Fund expects to receive moderate income in the form of cash or stock dividends.

          Although the Fund will invest primarily in equity securities of banks and other lending institutions, the Fund may invest in equity securities of companies outside the banking industry and, for temporary defensive purposes under abnormal market or economic conditions, may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. government repurchase agreements. The Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. If the Fund acquires securities of money market funds, the shareholders of the Fund will be subject to duplicative management fees.

          The concentration of the Fund's investments in the banking industry will subject the Fund to risks in addition to those that apply to the general equity market. Economic, legislative or regulatory developments may occur which significantly affect the entire banking industry and thus may subject the Fund to greater market fluctuations than a fund that does not concentrate in a particular industry. Banks and other lending institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the industry. Thus, a number of factors, in addition to general economic conditions, can adversely affect the financial performance and condition of the institutions in which the Fund invests.

          In addition, as many community banks and other lending institutions are smaller capitalization companies, the Fund may be subject to the risks associated with such companies. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

          As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved. In addition, you should be aware that the Fund has no operating history and the Adviser has no prior experience in acting as an investment adviser to a mutual fund. Rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained. See "Investment Policies and Techniques" for a more detailed discussion of the Fund's investment practices.

                            HOW TO INVEST IN THE FUND

          Shares of the Fund are sold on a continuous basis, and you may invest any amount you choose, as often as you wish, subject to a minimum initial investment of $2,500 and minimum subsequent investments of $500. There are no minimums for qualified retirement accounts and medical savings accounts. For shareholders participating in the Fund's continuing automatic transfer ("CAT") program, which is described below, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

          You may open an account and make an initial investment through securities dealers having a sales agreement with Banc Stock Financial Services, Inc., the Fund's distributor (the "Distributor"). You may also make a direct initial investment by completing and signing the investment application form which accompanies this Prospectus and mailing it, in proper form, together with a check made payable to Banc Stock Group Fund to the P.O. Box listed below. If you prefer overnight delivery, use the overnight address listed below.

 U.S. MAIL:  Banc Stock Group Fund         OVERNIGHT:  Banc Stock Group Fund
             P.O. Box 640484                           c/o Star Bank, N.A.
             Cincinnati, Ohio  45264-0484              Mutual Fund Custody Dept.
                                                       425 Walnut St. M.L. 6118
                                                       Cincinnati, Ohio 45202

          Shares of the Fund are purchased at the public offering price. The public offering price is the next determined net asset value per share plus a sales load as shown in the following table.

                                       Sales Load as of % of:
                                        Public         Net
                                        Offering      Amount     Dealer Reallowance as % of
Amount of Investment                    Price       Invested       Public Offering Price
--------------------                    -----       --------       ---------------------

Less than $50,000                       4.00%       4.38%                  3.75%
$50,000 but less than $100,000          3.50%       3.73%                  3.25%
$100,000 but less than $250,000         2.75%       2.88%                  2.50%
$250,000 but less than $500,000         2.00%       2.04%                  1.75%
$500,000 but less than $1,000,000       1.00        1.01%                   .75
$1,000,000 or more                      None        None                   None


Under certain circumstances, the Distributor may change the reallowance to dealers and may also compensate dealers out of its own assets. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Distributor retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

          For purposes of determining the applicable sales load, a purchaser includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary may be involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense.

          Shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m.,

Eastern time, on any business day and transmitted to the Distributor by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Distributor by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct investments received after 4:00 p.m. and others received from dealers after 5:00 p.m. are confirmed at the public offering price next determined on the following business day.

CAT PROGRAM

          When making your initial investment, you may choose to participate in the Fund's continuing automatic transfer ("CAT") program by completing the separate CAT Investment Application Form. The CAT Program offers reduced investment minimums and helps investors make additional purchases of the Fund over a period of years. Purchase amounts are automatically debited each month from the shareholder's bank account through ACH (automated clearing house).

SUBSEQUENT PURCHASES

          You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) through your securities dealer, or directly from the Fund by mail or wire. If your securities dealer received concessions for selling shares of the Fund to you, such securities dealer will receive the concessions described above with respect to additional investments. Each additional mail purchase request must contain the name of your account and your account number. Checks should be made payable to Banc Stock Group Fund and should be sent to the Custodian, as instructed above. To purchase shares of the Fund by wire, call the Transfer Agent at (888) BANK-595 for instructions. Then, you should provide your bank with the following information for purposes of wiring your investment:

                   Star Bank, N.A. Cinti/Trust
                   ABA #0420-0001-3
                   Attn:  Banc Stock Group Fund
                   D.D.A. #486448004
                   Account Name _________________ (write in shareholder name) For Account # ______________ (write in account number)

          Wire orders will be accepted only on a day on which the Fund and the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.

PURCHASES AT NET ASSET VALUE

          Community banks and savings and loan associations (defined for this purpose as those banks and savings and loan associations with assets of less than $25 billion), in their fiduciary capacity or for their own accounts, may purchase and redeem shares of the Fund without paying a sales charge. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Employees, officers and directors of these financial institutions, including members of the immediate family, may also purchase and redeem shares without paying a sales charge.

          Trustees, directors, officers and employees of the Trust, the Adviser, service providers of the Trust, including members of the immediate family of such individuals and employee benefit plans established by such entities, may also purchase and redeem shares of the Fund without paying a sales charge. Broker Dealers with selling agreements with the Distributor and employee benefit plans established by same, may purchase and redeem shares of the Fund without paying a sales charge. In addition, shares of the Fund may be purchased at net asset value through processing organizations (broker-dealers, banks or other financial institutions) that have a sales agreement with the Distributor. When shares are purchased this way, the processing organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in the Fund for shareholders who invest through a processing organization generally will be set by the processing organization. Processing organizations may also impose other charges and restrictions in addition to or different from those applicable to investors who remain the shareholder of record of their shares. Thus, an investor contemplating investing with the Fund through a processing organization should read materials provided by the processing organization in conjunction with this Prospectus.

TAX SHELTERED RETIREMENT PLANS

          Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions
(SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact American Data Services, Inc. the Fund's transfer agent ( the "Transfer Agent") at 888- BANK-595 for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax adviser regarding these plans is advisable. Custodial fees for an IRA will be paid by the shareholder by redemption of sufficient shares of the Fund from the IRA unless the fees are paid directly to the IRA custodian. You can obtain information about the IRA custodial fees from the Transfer Agent.

OTHER PURCHASE INFORMATION

          Dividends begin to accrue after you become a shareholder. The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Fund. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                              HOW TO REDEEM SHARES

          All redemptions will be made at the net asset value determined after the redemption request has been received by the Transfer Agent in proper order. Shareholders may receive redemption payments in the form of a check or federal wire transfer. The proceeds of the redemption may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A broker may charge a transaction fee for the redemption. Presently, there is no charge for wire redemptions; however, the Fund reserves the right to charge for this service. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares.

          BY MAIL - You may redeem any part of your account in the Fund by mail. Your request should be addressed to:


                            Banc Stock Group Fund
                            c/o American Data Services, Inc.
                            P.O. Box 5536
                            Hauppauge, New York  11788-0132


          "Proper order" means your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. For all redemptions, the Fund requires that signatures be guaranteed by an "eligible guarantor institution." An eligible guarantor institution is defined as an institution that is a member of a Medallion Program, located in or having a correspondent in New York City. Such institutions generally include national or state banks, savings associations, savings and loan associations, trust companies, savings banks, credit unions and members of a recognized stock exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or the Transfer Agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

          BY TELEPHONE - You may redeem any part of your account in the Fund by calling the Transfer Agent at (888) BANK-595. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the Transfer Agent and the Custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

          The telephone redemption and exchange procedures may be terminated at any time by the Fund or the Transfer Agent. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the Transfer Agent has ever experienced difficulties in receiving or in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

          ADDITIONAL INFORMATION - If you are not certain of the requirements for a redemption please call the Transfer Agent at (888) BANK-595. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

          Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to require any shareholder to redeem all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

                             SHARE PRICE CALCULATION

          The value of an individual share in the Fund (the net asset value) is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of the close of the New York Stock Exchange (4:00 p.m., Eastern time) on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The net asset value per share of the Fund will fluctuate.

          Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees of the Trust.

          Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                           DIVIDENDS AND DISTRIBUTIONS

          The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis, and intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

          Income dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. Shareholders will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. You may elect to have distributions on shares held in IRAs and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

                                      TAXES

          The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

          For federal income tax purposes, dividends paid by the Fund from ordinary income are taxable to shareholders as ordinary income, but may be eligible in part for the dividends received deduction for corporations. Pursuant to the Tax Reform Act of 1986 (the "Tax Reform Act"), all distributions of net capital gains to individuals are taxed at the same rate as ordinary income. All distributions of net capital gains to corporations are taxed at regular corporate rates. Any distributions designated as being made from net realized long term capital gains are taxable to shareholders as long term capital gains regardless of the holding period of the shareholder.

          The Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes and the tax effect of distributions and withdrawals from the Fund.

          On the application or other appropriate form, the Fund will request the shareholder's certified taxpayer identification number (social security number for individuals) and a certification that the shareholder is not subject to backup withholding. Unless the shareholder provides this information, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the dividends, distributions and redemption proceeds payable to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the Fund may make a corresponding charge against the account.

                              OPERATION OF THE FUND

          The Fund is a diversified series of The BSG Funds, an open-end management investment company organized as an Ohio business trust on January 14, 1997. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services.


          The Fund retains Heartland Advisory Group, Inc., 1105 Schrock Road, Suite 427, Columbus, Ohio 43229 (the "Adviser") to manage the Fund's investments. The Adviser has been engaged in the business of researching, buying, holding, and selling the shares of community and regional banks for almost two decades. Since 1990, it has recommended more than 200 community banks to its clients for their portfolios. The Adviser's clients come from all walks of life. Professionals such as CPA's, physicians, attorneys, pharmacists, and academics are one group of investors. Significant numbers of investors also come from the world of entrepreneurs: people who own funeral homes, machine shops, lumber yards, quarry miners, and the like as well as members of the agricultural grain and livestock community.


          The Adviser typically follows from 150 to 400 banks at any one time as candidates for investment. The Adviser researches these equity securities on the basis of the fundamentals of return on equity, return on assets, low loan loss experience, prosperous market conditions, special niche services, consumer-oriented staff, and experienced and seasoned management. The Adviser also gives consideration to the portion of insider ownership as it believes this is a potential indicator of the care and concern a bank's management and board of directors bring to the institution and it shareholders. The investment decisions of the Fund are made by a committee of the Adviser, which is primarily responsible for the day-to-day management of the Fund's portfolio.

          The Fund is authorized to pay the Adviser a fee equal to an annual average rate of 2.50% of its average daily net assets. The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, interest, fees and expenses on non-interested person trustees and extraordinary expenses. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser.


          The Fund retains American Data Services, Inc., P.O. Box 5536, Hauppauge, New York 11788-0132 (the "Administrator") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Fund also retains American Data Services, Inc. (the "Transfer Agent") to serve as transfer agent, dividend paying agent and shareholder service agent. For its services as Administrator and Transfer Agent, American Data Services, Inc.

receives a monthly fee from the Adviser equal to an annual average rate of 0.25% of the Fund's average daily net assets.

          The Fund retains Banc Stock Financial Services, Inc., 1105 Schrock Road, Suite 427, Columbus, Ohio 43229 (the "Distributor") to act as the principal distributor of the Fund's shares. The services of the Administrator, Transfer Agent and Distributor are operating expenses paid by the Adviser.


Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. The Adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, dealers and other industry professionals) a "servicing fee" for performing certain administrative functions for the Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. In addition, the Distributor (not the fund) may compensate brokers and other intermediaries for directing assets to or retaining assets in the Fund. The Distributor is a registered broker-dealer and it is anticipated that it will receive brokerage commissions from the Fund. Both the Adviser and the Distributor are wholly owned by Banc Stock Group, Inc., a corporation which invests in financial services companies.


                       INVESTMENT POLICIES AND TECHNIQUES

          This section contains general information about various types of securities and investment techniques that the Fund may purchase or employ.

EQUITY SECURITIES

          The Fund may invest in common stock, preferred stock and common stock equivalents (such as convertible preferred stock and convertible debentures). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. The Adviser intends to invest only in convertible debentures rated A or higher by Standard & Poor's Corporation ("S&P") or by Moody's Investors Services, Inc. ("Moody's"). The Fund may hold warrants and rights issued in conjunction with common stock, but in general will sell any such warrants or rights as soon as practicable after they are received. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

GENERAL

          The Fund may utilize the following investment techniques, provided the Fund's investment in each does not exceed 5% of its net assets: engaging in short sales; purchasing call options; purchasing put options; writing (selling) covered call options; and, if the Fund is selling an equivalent amount of the same security short, writing (selling) put options. See "Additional Information About Fund Investments and Risk Considerations" in the Statement of Additional Information. Up to 15% of the Fund's portfolio may consist of illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. The Fund will not purchase any securities while borrowings representing more than 5% of its total assets are outstanding.

                               GENERAL INFORMATION

          FUNDAMENTAL POLICIES. The investment limitations set forth in the Statement of Additional Information as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the Fund. The investment objective of the Fund may be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Any such change may result in the Fund having an investment objective different from the objective which the shareholders considered appropriate at the time of investment in the Fund.

          PORTFOLIO TURNOVER. The Fund does not intend to purchase or sell securities for short term trading purposes. The Fund will, however, sell any portfolio security (without regard to the length of time it has been held) when the Adviser believes that market conditions, creditworthiness factors or general economic conditions warrant such action. It is anticipated that the Fund will have a portfolio turnover rate of less than 100%.


          SHAREHOLDER RIGHTS. Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected.


                             PERFORMANCE INFORMATION


          The Fund may periodically advertise "average annual total return." The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial investment.

The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from "average annual total return." A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return overa specified period which may be a period different from those specified for "average annual total return." In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. These non-standardized quotations do not include the effect of the applicable sales load which, if included, would reduce the quoted performance. A non-standardized quotation will always be accompanied by the Fund's "average annual total return" as described above.


     The Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Fortune or Barron's). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to the NASDAQ Combined Bank Index (the "Bank Index"), and the performance of the Bank Index as well as the Fund may be compared to other well-known indices of market performance including the Standard & Poor's (S&P) 500 Index or the Dow Jones Industrial Average. With respect to the Bank Index, shareholders should be aware that the Fund invests in banks and other securities that are not included in the Bank Index. The performance of the Bank Index should not be considered indicative of future performance of the Fund.

          THE ADVERTISED PERFORMANCE DATA OF THE FUND IS BASED ON HISTORICAL PERFORMANCE AND IS NOT INTENDED TO INDICATE FUTURE PERFORMANCE. RATES OF TOTAL RETURN QUOTED BY THE FUND MAY BE HIGHER OR LOWER THAN PAST QUOTATIONS, AND THERE CAN BE NO ASSURANCE THAT ANY RATE OF TOTAL RETURN WILL BE MAINTAINED. THE PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT A SHAREHOLDER'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE SHAREHOLDER'S ORIGINAL INVESTMENT.


INVESTMENT ADVISER                         TRANSFER AGENT AND ADMINISTRATOR
Heartland Advisory Group, Inc.             (ALL REDEMPTION REQUESTS)
1105 Schrock Road, Suite 427               American Data Services, Inc.
Columbus, Ohio  43229                      P.O. Box 5536
                                           Hauppauge, New York 11788-0132

CUSTODIAN (ALL INITIAL AND                 AUDITORS
SUBSEQUENT PURCHASES)                      McCurdy & Associates CPA's, Inc.
Star Bank, N.A.                            27955 Clemens Road
P.O. Box 640484                            Westlake, Ohio 44145
Cincinnati, Ohio  45264-0484
                                           DISTRIBUTOR
                                           Banc Stock Financial Services, Inc.
                                           1105 Schrock Road, Suite 427
                                           Columbus, Ohio  43229


No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell its shares in any state to any person to whom it is unlawful to make such offer in such state.

                             TABLE OF CONTENTS
                                                                   PAGE
                                                                   ----

SUMMARY OF FUND EXPENSES ..........................................   3
          Shareholder Transaction Expenses ........................   3
          Annual Fund Operating Expenses ..........................   3

THE FUND ..........................................................   3

FINANCIAL HIGHLIGHTS ..............................................   4
INVESTMENT OBJECTIVE AND STRATEGIES AND RISK CONSIDERATIONS .......   5
HOW TO INVEST IN THE FUND .........................................   6
          CAT Program .............................................   7
          Subsequent Purchases ....................................   7
          Purchases at Net Asset Value ............................   8
          Tax Sheltered Retirement Plans ..........................   8
          Other Purchase Information ..............................   8
HOW TO REDEEM SHARES ..............................................   9
          By Mail .................................................   9
          By Telephone ............................................   9
          Additional Information ..................................  10
SHARE PRICE CALCULATION ...........................................  10
DIVIDENDS AND DISTRIBUTIONS .......................................  11
TAXES .............................................................  11
OPERATION OF THE FUND .............................................  12
INVESTMENT POLICIES AND TECHNIQUES ................................  13
          Equity Securities .......................................  13
          General .................................................  13
GENERAL INFORMATION ...............................................  13
          Fundamental Policies ....................................  13
          Portfolio Turnover ......................................  13
          Shareholder Rights ......................................  13
PERFORMANCE INFORMATION ...........................................  14

                              BANC STOCK GROUP FUND




                       STATEMENT OF ADDITIONAL INFORMATION




                                November 1, 1997










         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of Banc Stock Group Fund dated November 1, 1997. A copy of the Prospectus can be obtained by writing the Transfer Agent at P.O. Box 5536, Hauppauge, New York 11788-0132, or by calling 1-888-BANK-595.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------


                                TABLE OF CONTENTS
                                -----------------

                                                                     PAGE
                                                                     ----


DESCRIPTION OF THE TRUST.............................................1

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
AND RISK CONSIDERATIONS..............................................1

INVESTMENT LIMITATIONS...............................................3

THE INVESTMENT ADVISER...............................................5

TRUSTEES AND OFFICERS................................................6

PORTFOLIO TRANSACTIONS AND BROKERAGE.................................7

DETERMINATION OF SHARE PRICE.........................................9

INVESTMENT PERFORMANCE...............................................9

CUSTODIAN...........................................................10

TRANSFER AGENT......................................................10

ACCOUNTANTS.........................................................10

DISTRIBUTOR.........................................................10

FINANCIAL STATEMENTS................................................10

DESCRIPTION OF THE TRUST

         Banc Stock Group Fund (the "Fund") was organized as a series of The BSG Funds (the "Trust"). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated January 14, 1997 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is the only series currently authorized by the Trustees.

         Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

         Upon sixty days prior written notice to shareholders, the Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable. For other information concerning the purchase and redemption of shares of the Fund, see "How to Invest in the Fund" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Share Price Calculation" in the Fund's Prospectus.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

         This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus (see "Investment Objective and Strategies and Risk Considerations" and "Investment Policies and Techniques").

         A. SHORT SALES. The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

         In connection with its short sales, the Fund will be required to maintain a segregated account with its Custodian of cash or high grade liquid assets equal to the market value of the securities sold less any collateral deposited with its broker. The Fund will limit its short sales so that no more than 5% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited.

         B. OPTION TRANSACTIONS. The Fund may engage in option transactions involving individual securities and market indexes. An option involves either
(a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Call options on securities which the Fund sells (writes) will be covered or secured, which means that it will own the underlying security in the case of a call option. The Fund will sell (write) put options only if the Fund is selling an equivalent amount of the same security short. When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit assets in escrow with the Custodian.

         The purchase and writing of options involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

         C. ILLIQUID SECURITIES. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 15% of its net assets in illiquid securities.

INVESTMENT LIMITATIONS

         FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), I.E., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or
(2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

         1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.


         2. SENIOR SECURITIES. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and the Statement of Additional Information.


         3. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

         5. COMMODITIES. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

         6. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

         7. CONCENTRATION. The Fund will not invest 25% or more of its total assets in any particular industry other than the banking and financial institutions industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

         Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

         NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

         1. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

         2. BORROWING. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

         3. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.


         4. OPTIONS. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and the Statement of Additional Information.

         5. LOANS. The Fund will not loan its portfolio securities.


         6. REVERSE REPURCHASE AGREEMENTS. The Fund will not enter into reverse repurchase agreements.


THE INVESTMENT ADVISER


         The Fund's investment adviser is Heartland Advisory Group, Inc., 1105 Schrock Road, Suite 437, Columbus, Ohio 43229 (the "Adviser"). The Adviser is a wholly owned subsidiary of The Banc Stock Group, Inc.


         Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 2.50% of the average daily net assets of the Fund. The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future.

         The Adviser retains the right to use the names "BSG" and "Banc Stock Group" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the names "BSG" and "Banc Stock Group" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

         The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Fund believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

         The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.


=====================================================================================================================
       NAME, AGE                   POSITION                                PRINCIPAL OCCUPATIONS
       AND ADDRESS                                                         DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------
Michael E. Guirlinger *         Trustee, President and    Director, president and treasurer of Heartland Advisory
Age: 49                         Treasurer                 Group, Inc.; director, president and treasurer of The
1105 Schrock Road, Suite 437                              Banc Stock Group; director, vice president and treasurer
Columbus, Ohio  43229                                     of Banc Stock Financial Services, Inc.**; president and
                                                          treasurer of Buckeye Banc Stocks, Inc., an intra-state
                                                          broker-dealer, 1105 Schrock Road, Suite 437, Columbus,
                                                          Ohio.
---------------------------------------------------------------------------------------------------------------------
Lisa R. Hunter *                Secretary                 Vice president of Banc Stock Financial Services, Inc.**
Age: 43                                                   Prior to 1995, compliance administrator of VESTAX
1105 Schrock Road, Suite 437                              Securities Corp, 1932 Georgetown Rd., Hudson, Ohio
Columbus, Ohio  43229                                     44256.

---------------------------------------------------------------------------------------------------------------------
John M. Bobb                    Trustee                   Director of Headwater Group, 8200 Clonse Road, New
Age: 56                                                   Albany, Ohio, a fine arts consulting agency, 1994 to
8200 Clonse Road                                          present.  Prior to 1994, sales and marketing director with
New Albany, Ohio  43054                                   Bush Brothers, a food company in Knoxville, Tennessee.
---------------------------------------------------------------------------------------------------------------------
Virginia H. Rader               Trustee                   Retired.
Age: 50
600 Fairway Blvd.
Columbus, Ohio  43215
---------------------------------------------------------------------------------------------------------------------
Gary A. Radville                Trustee                   Chief Financial Officer of Peer Foods, Inc., 4631 S.
Age: 39                                                   McDowell St., Chicago, Illinois.  Prior to 1996,
4631 S. McDowell St.                                      Partner, Price Waterhouse, 200 E. Randolph St.,
Chicago, Illinois  60609                                  Chicago, Illinois.
=====================================================================================================================


         Trustee fees are Trust expenses. The following table estimates the Trustees' compensation for the first full year of the Trust ending February 28, 1998.

===================================================================

                                        TOTAL COMPENSATION
                                     FROM TRUST (THE TRUST IS
             NAME                     NOT IN A FUND COMPLEX)
-------------------------------------------------------------------
Michael E. Guirlinger                            0
-------------------------------------------------------------------
Lisa R. Hunter                                   0
-------------------------------------------------------------------
John M. Bobb                                  $3,000
-------------------------------------------------------------------
Virginia H. Rader                             $4,000
-------------------------------------------------------------------
Gary A. Radville                              $4,000
===================================================================

** Banc Stock Financial Services, Inc. is the Trust's principal underwriter (the "Distributor"). The Adviser and The Banc Stock Group are affiliates of the Distributor.


PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

         The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

         While the Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers.

         The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, it is contemplated that Banc Stock Financial Services, Inc. ("BSFS"), in its capacity as a registered broker-dealer, will effect substantially all securities transactions which are executed on a national securities exchange and over-the-counter transactions conducted on an agency basis. Such transactions will be executed at competitive commission rates through Mesirow Financial, Inc.

         Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

         Under the Investment Company Act of 1940, persons affiliated with an affiliate of the Adviser (such as BSFS) may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Therefore, BSFS will not serve as the Fund's dealer in connection with over-the-counter transactions. However, BSFS may serve as the Fund's broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions. Such agency transactions will be executed through Mesirow Financial, Inc.

         The Fund will not effect any brokerage transactions in its portfolio securities with BSFS if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Agreement provides that affiliates, or any affiliates of affiliates, of the Adviser may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to BSFS, it is the policy of the Fund that such commissions will, in the judgment of the Trust's Board of Trustees, be
(a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Fund as commissions contemporaneously charged by BSFS on comparable transactions for its most favored unaffiliated customers, except for customers of BSFS considered by a majority of the Trust's disinterested Trustees not to be comparable to the Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by BSFS to the Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

         The Agreement does not provide for a reduction of the Adviser's fee by the amount of any profits earned by BSFS from brokerage commissions generated from portfolio transactions of the Fund.

         While the Fund contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. BSFS will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

         When the Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. Transactions of advisory clients (including the Fund) may also be blocked with those of the Adviser, the Distributor or any of their affiliates. The Adviser, the Distributor and their affiliates will be permitted to participate in the blocked transaction only after all orders of advisory clients (including the Fund) are filled.

DETERMINATION OF SHARE PRICE

         The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Share Price Calculation" in the Prospectus.

         The Fund's Prospectus, in the section "How to Invest in the Fund," describes certain types of investors for whom sales charges will be waived. The Trustees have determined that the Fund incurs no appreciable distribution expenses in connection with sales to these investors and that it is therefore appropriate to waive sales charges for these investors.

INVESTMENT PERFORMANCE


         "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one, five and ten year periods) that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                             P(1+T)n=ERV


Where:   P        =        a hypothetical $1,000 initial investment
         T        =        average annual total return
         n        =        number of years
         ERV               = ending redeemable value at the end of the
                           applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.


The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates, that the maximum sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total return of the Fund for the period August 1, 1997 (inception) through September 30, 1997 was 29.84%.

         The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The total return of the Fund as calculated in this manner for the period August 1, 1997 (inception) through September 30, 1997 was 8.80%. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. The average annual compounded rate of return of the Fund for the period August 1, 1997 (inception) through September 30, 1997 was 65.87%. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. This value, for the period ended September 30, 1997, was $10,880. These nonstandardized quotations do not include the effect of the applicable sales load which, if included, would reduce the quoted performance. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.


         The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

         From time to time, in advertisements, sales literature and information furnished to present or to prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

         In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

         Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Fund's investments. The Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

TRANSFER AGENT


         American Data Services, Inc., P.O. Box 5536, Hauppauge, New York 11788-0132, acts as the Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. In addition, American Data Services, Inc., in its capacity as Fund Administrator, provides the Fund with certain monthly reports, record-keeping and other management- related services. For a description of the fees paid by the Adviser on behalf of the Fund for these administrative services, see "Operation of the Fund" in the Fund's Prospectus.


ACCOUNTANTS

         The firm of McCurdy & Associates, CPA's, 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Trust for the fiscal year ending February 28, 1998. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR


         Banc Stock Financial Services, Inc., 1105 Schrock Road, Suite 437, Columbus, Ohio 43229, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.



FINANCIAL STATEMENTS




To The Shareholders and Trustees
The BSG Funds

We have audited the accompanying statement of assets and liabili ties of The BSG Funds (comprising, respectively, the First American Bancshares Fund), as of April 22, 1997. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. Our procedures included confirmation of cash held by the custodian as of April 22, 1997, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the First American Bancshares Fund constituting The BSG Funds as of April 22, 1997, in conformity with generally accepted accounting principles.



/s/ McCurdy & Associates CPA's, Inc.
McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
April 22, 1997


                                  THE BSG FUNDS
                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 22, 1997




                                                 Banc Stock
                                                 Group Fund
                                                 ----------

ASSETS:                                            $100,000
                                                   --------
  Cash in Bank

    Total Assets                                   $100,000
                                                   --------
NET ASSETS                                         $100,000
                                                   --------

NET ASSETS CONSIST OF:
  Capital Paid In                                  $100,000


OUTSTANDING SHARES
  Unlimited Number of Shares
  Authorized Without Par Value                       10,000


NET ASSET VALUE PER SHARE                               $10


OFFERING PRICE PER SHARE                                $10








                          See Accountants' Audit Report

                                  THE BSG FUNDS
                          NOTES TO FINANCIAL STATEMENTS


1.  ORGANIZATION
    The BSG Funds is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated January 14, 1997. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of one series have been authorized, which shares constitute the interests in Banc Stock Group Fund.

    The Fund uses an independent administrator, transfer agent, custodian, and dividend paying agent. No transactions other than those relating to organizational matters and the sale of 10,000 shares of Banc Stock Group Fund have taken place to date.

2.  RELATED PARTY TRANSACTIONS
    The initial purchase of registrant's shares was made by Heartland Advisory Group, Inc., the Fund's adviser (the "Adviser"). As a result of this purchase, the registrant may be controlled by the Adviser, and the registrant and the Adviser may be deemed to be under the common control of Heartland Group of Companies, Inc.

    The Adviser is a wholly owned subsidiary of Heartland Group of Companies, Inc. (d/b/a/ The Banc Stock Group).

    Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 2.50% of the average daily net assets of the Fund. The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future.

3.  CAPITAL STOCK AND DISTRIBUTION
    At April 22, 1997, an unlimited number of shares were authorized and paid in capital amounted to $100,000 for Banc Stock Group Fund. Transactions in capital stock were as follows:



                                                    Banc Stock
                                                    Group Fund
                                                    ----------
     Shares Sold                                      10,000

     Shares Redeemed                                       0

     Net Increase                                     10,000

     Share Outstanding:
       Beginning of Period                                 0
       End of Period                                  10,000


                           THE BANC STOCK GROUP FUND
                            SCHEDULE OF INVESTMENTS
                              SEPTEMBER 30, 1997
                                  (Unaudited)

COMMON STOCKS - 94.80%
                                                              MARKET
SHARES                                                        VALUE
------                                                        -----

2,000   Abington Bancorp, Inc..........................   $   64,000
5,000 + Access Anytime Banco, Inc......................       37,500
2,000   Andover Bancorp, Inc...........................       73,500
4,000 + Atlantic Bank, Inc.............................       57,000
2,500   Bancfirst Corp.................................       82,500
2,000   Bank of Commerce, Inc..........................       48,000
1,250   Banknorth Group, Inc...........................       68,281
5,000 + Bankunited Financial Corp......................       65,625
1,000   Bar Harbor Bancshare...........................       49,500
2,000   Bay Area Bancshares, Inc.......................       47,500
4,000 + BNC Corp.......................................       63,000
1,650   BT Financial Corp..............................       76,313
3,000 + Capital Corp of the West, Inc..................       42,375
3,000   Capital Savings Bancorp........................       42,500
2,500   Carnegie Bancorp, Inc..........................       66,562
2,000   Cathay Bancorp, Inc............................       63,500
2,000   Central Cooperative Bank, Inc..................       45,000
  500   Century Bancorp, Inc...........................       38,750
3,500   Century South Banks............................       70,875
2,000   CFX Corp.......................................       42,875
1,000   Coast Bancorp, Inc.............................       32,000
2,000   Coastal Bancorp, Inc...........................       64,500
2,000   Cobancorp, Inc.................................       58,500
3,000   Comeercial Bank N.Y............................       73,875
1,500   Commercial Federal, Inc........................       70,687
2,500   Community Bank System..........................       72,500
1,400   Community Bancshares Inc., VA..................       30,450
3,500   Community Financial Corp.......................       67,375
2,000   Community Trust Bancorp, Inc...................       52,500
9,000 + Comstock Bancorp, Inc..........................       67,500
3,000   Covest Bancshares, Inc.........................       72,750
1,250   Crestar Financial..............................       58,594
3,000 + D&N Financial Corp., HNCK......................       63,375
3,000   DCB Financial, Inc.............................       60,750
  800 + DNB Financial Corp.............................       21,800
3,000   Financial Bancorp Inc..........................       67,500
  500   First Citizens Bancshares, Inc.................       50,500
1,500   First Citizens Corp............................       52,500
3,000 + First Coastal Corp.............................       39,375
2,000   First Community Banking Services...............       53,500
3,000   First Financial Corp...........................       45,750
2,000   First Hawaiian Inc.............................       79,500
2,000   First Keystone Financial.......................       64,500
2,000   First Liberty Financial........................       50,000
1,500   First Long Island, Inc.........................       70,500
1,000   First Oak Brook Bancshares.....................       34,000

SHARES                                                        VALUE
------                                                        -----
3,000   First Saving Bancorp..........................        71,625
1,500   First Virginia Banks..........................        71,250
2,500   FNB Corp......................................        79,063
4,000   FNB Rochester Corp............................        65,000
3,000   Franklin Bank, Inc............................        49,125
1,500   GBC Bancorp...................................        73,500
3,000   Hallmark Capital Corp.........................        77,250
4,000   Hanmi Bank....................................        71,000
1,900 + Heritage Oaks Bancorp, Inc....................        32,063
3,000   Hingham Institution for Savings, Inc..........        82,125
1,500   Home Federal, Inc.............................        48,375
4,000   IBS Financial Corp............................        68,250
2,000   Iroquois Bancorp Inc..........................        51,500
2,000 + ITLA Capital Corp.............................        40,500
2,000   Klamath First Bancorp.........................        44,250
1,575   Lake Ariel Bancorp Inc........................        43,509
2,000   Mahaska Investment Co.........................        65,000
3,000 + Mechanics Savings Bank, Inc...................        78,750
2,000   Mercantile Bancshare..........................        65,000
2,400 + Northern Empire, Inc..........................        63,000
2,600   Orange National Bancorp.......................        51,675
4,500 + Pacific Crest Capital Inc.....................        75,375
2,000   Parkvale Financial, Inc.......................        65,250
4,000   Peoples Bancshares, Inc.......................        80,000
3,000   Prestige Bancorp Inc..........................        56,625
4,000   River Valley Bancorp..........................        68,000
2,000   Skaneateles Bancorp, Inc......................        57,000
5,000   Skyland Community Bank........................        47,500
2,000   Summit Bank Corp..............................        38,750
1,000   Tomkins County Trust, Inc.....................        37,875
2,500   Union Bancshares Ltd..........................        66,250
1,000   Union Planters Corp...........................        55,875
3,000 + United Security Bancorp.......................        55,875
3,000   Westerfed Financial Corp......................        78,000
3,000 + WSFS Financial, Inc...........................        55,125
                                                              ------

        Total Common Stocks (cost $4,415,990).........     4,749,247
                                                           =========


REPURCHASE AGREEMENT -  5.88%

Principal
 Amount
 ------

$295,000  Star Bank Repurchase Agreement, 5.45%, dated 9/30/97, due 10/1/97, collateralized by $295,000 GNMA II, 7.00%,
          due 1/20/24 (alue of collateral is $302,467) (proceeds
          $295,045) (cost $295,000)..............................      295,000
                                                                       -------

               TOTAL INVESTMENTS
               (Cost $4,710,990) (1)...............   100.68%     $  5,044,247

               OTHER INVESTMENTS LESS LIABILITIES      -0.68%          (34,075)
                                                        ----           -------

               TOTAL NET ASSETS....................   100.00%     $  5,010,172
                                                      ======      ============

+ Non income producing security

(1)  Federal Tax Information: At September 30, 1997 the net
     unrealized appreciation based on cost for Federal Income
     tax purposes of $4,710,990 was as follows:
          Aggregate gross unrealized appreciation for all
          investments in which there was an excess of value
          over cost.............................................  $    367,012
          Aggregate gross unrealized depreciation for all
          investments in which there was an excess of cost
          over value............................................       (23,755)
                                                                       -------

          Net unrealized appreciation...........................  $    343,257
                                                                  ============





                  The accompanying notes are an intregal part
                         of these financial statements

                           THE BANC STOCK GROUP FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                              SEPTEMBER 30, 1997
                                  (Unaudited)

ASSETS:
Investments in securities, at value
     (cost $4,710,990) (Note 2).........                       $  5,054,247
Cash....................................                                352
Receivables:
     Fund shares sold...................      849,120
     Dividends and interest ............        3,766               852,886
                                              -------          ------------
     Total Assets.......................                          5,907,485

LIABILITIES:
Payable for securities purchased.......   $   874,178
Due to investment advuser ..............       13,135
                                               ------
     Total Liabilities..................                            887,313
                                                               ------------
Net Assets..............................                      $   5,020,172
                                                              =============

NET ASSETS CONSIST OF:
     Capital stock, no par value;
      unlimited shares authorized;
      461,571 shares outstanding........                      $   4,679,507
     Net investment loss................                             (2,592)
     Unrealized appreciation on
      investments.......................                            343,257
                                                               ------------
Net Assets..............................                      $   5,020,172
                                                              =============

NET ASSET VALUE AND REDEMPTION
     price per share
     ($5,020,172 / 461,571 shares
     of capital stock outstanding)
     (Note 5 )..........................                      $      10.88
                                                              ============

COMPUTATION OF OFFERING PRICE PER SHARE
     (Net asset value $10.88 / 0.96)....                      $      11.33
                                                              ============





                  The accompanying notes are an intregal part
                         of these financial statements

                           THE BANC STOCK GROUP FUND
                            STATEMENT OF OPERATIONS
            FOR THE PERIOD AUGUST 1, 1997 (INCEPTION OF OPERATIONS)
                           THROUGH SEPTEMBER 30, 1997
                                  (Unaudited)

INVESTMENT INCOME:
     Dividends ..........................   $    5,871
     Interest ...........................        4,672
                                                 -----
          Total Income ..................       10,543
                                                ------
Expenses:
     Operating expenses (Note 4) ........       13,135
                                                ------
          Total Expenses ................       13,135
                                                ------

     Net investment loss.................       (2,592)

NET REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS
(Note 2)
Net realized gain (loss) from
     investment transactions..........            -0-
Change in unrealized appreciation of
     investments......................         343,257
                                               -------
Net realized and unrealized gain
     on investments...................         343,257
                                               -------
Net increase in net assets resulting
     from operations..................      $  340,665
                                            ==========









                  The accompanying notes are an intregal part
                         of these financial statements

                           THE BANC STOCK GROUP FUND
                       STATEMENT OF CHANGES IN NET ASSETS
            FOR THE PERIOD AUGUST 1, 1997 (INCEPTION OF OPERATIONS)
                           THROUGH SEPTEMBER 30, 1997
                                  (Unaudited)


Net investment loss....................................  $      (2,592)
Net realized gain/(loss) from investment transactions..          -0-
Net unrealized appreciation of investments.............        343,257
                                                             ---------
Net increase in net assets resulting from operations...        340,665

Net capital share transactions (Note 5 )...............      4,579,507
                                                             ---------

Net increase in net assets.............................      4,920,172

NET ASSETS:
Beginning of period....................................        100,000
                                                             ---------

END OF PERIOD (including accumulated net investment
  income of $0)........................................  $   5,020,172
                                                          ============

















                  The accompanying notes are an intregal part
                         of these financial statements

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1997

(Unaudited)

NOTE 1. ORGANIZATION

The Banc Stock Group Fund (the "Fund") is a series of the BSG Funds, an Ohio business trust (the "Trust"), organized on January 14, 1997. The Fund is an open-end, diversified management investment company under the Investment Company Act of 1940, authorized to issue an unlimited number of shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies. The investment objective of the Fund is to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of community banks, lending institutions and financial services companies.

The Fund is the only current series of the BSG Funds.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

Security Valuation-Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price on such exchanges, or at the last bid price in the over-the-counter market except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. Securities for which market quotations are not readily available, or when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, are valued as determined in good faith by the Adviser, subject to review by the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by an independent pricing service which uses prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions, when the Adviser believes such prices accurately reflect the fair market value of the security.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain. Therefore, no federal income tax provision is required.

Dividends and Distributions-The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year. Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to differing treatments for net operating losses and deferral of wash sale losses.

Security Transactions- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrued basis. Discount and premium on securities purchased are amortized over the life of the respective securities.


NOTE 3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities, during the period August 1, 1997 (commencement of operations) through September 30, 1997, aggregated $4,415,990 and $0 respectively.

NOTE 4. INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

The Trust has an agreement with Heartland Advisory Group, Inc. (the "Adviser"), with whom certain officers and trustees of the Trust are affiliated, to serve as investment adviser to the Fund. Under the terms of the agreement, a monthly fee is paid to the Adviser at an annual rate of 2.50% of the average daily net assets of the Fund. The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses. After the initial two years, this advisory agreement is subject to an annual approval by the Trustees of the Trust.

For the period August 1, 1997 (commencement of operations) through September 30, 1997, the Adviser earned fees of $13,135.

The Trust has agreements with American Data Services, Inc. (the "Administrator") to provide transfer agent, administrative and fund accounting services to the Fund. The services to be provided under the agreements include day-to-day administration of the Fund (other than rendering investment advice), maintenance of its records, preparation of reports, supervision of the Fund's arrangement with its custodian and assistance in the preparation of the Fund's registration statement under federal and state laws. For its services, the Administrator receives a monthly fee from the Adviser equal to an average annual rate of 0.25%. For the period August 1, 1997 (commencement of operations) through September 30, 1997, the Administrator earned fees of $1,348.

The Trust has an agreement with Banc Stock Financial Services, Inc. (the "Distributor"), with whom certain officers and trustees of the Trust are affiliated, to act as the principal underwriter of the Fund's shares. The Distributor also receives brokerage commissions from the Fund for executing portfolio purchase and sale transactions. Both the Adviser and the Distributor are wholly owned by The Banc Stock Group, Inc. For the period August 1, 1997 (commencement of operations) through September 30, 1997 the Distributor earned underwriter fees and brokerage commissions in the amount of $0, and $78,539, respectively.

NOTE 5. CAPITAL STOCK

At September 30, 1997 there were an unlimited number of shares of no-par value capital stock authorized. Transactions in capital stock during the period August 1, 1997 (commencement of operations) (1) through September 30, 1997 were as follows:


                                                                    SHARES          AMOUNT
                                                                    ------          ------

Shares Sold .......................................................451,571        $4,579,507
Shares issued for reinvestment dividends and distribution
  from realized gains .............................................  -0-             -0-
Shares redeemed ...................................................  -0-             -0-

Net increase ......................................................451,571        $4,579,507

(1) The only transaction prior to August 1, 1997 occurred on April 22, 1997 when the Adviser purchased 10,000 shares of the Fund at $10.00 per share to establish the Trust.



                           THE BANC STOCK GROUP FUND
                              FINANCIAL HIGHLIGHTS
              (FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD)
             FOR THE PERIOD AUGUST 1, 1997 (INCEPTION OF OPERATIONS)
                           THROUGH SEPTEMBER 30, 1997
                                  (Unaudited)

Net asset value, beginning of period ...............   $   10.00
                                                       ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss) .......................       (0.01)
Net realized and unrealized gain (loss) on
     investments ...................................        0.89
                                                       ---------
Total from investment operations ...................        0.88
                                                       ---------

LESS DISTRIBUTIONS
Dividends from net investment income ...............        0.00
Distribution from realized gains from security
     transactions ..................................        0.00
                                                       ---------
Total distributions ................................        0.00
                                                       ---------

Net asset value, end of period .....................   $   10.88
                                                       =========

Total return** .....................................       65.87% *

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (in 000's) ................        5,020
Ratio of expenses to average net assets ............        2.50% *
Ratio of net investment income (loss) to average
     net assets ....................................      (0.48)% *
Portfolio turnover rate ............................        0.00%
Average commission rate paid .......................   $   0.2812


*  Annualized
** Based on net asset value per share



                  The accompanying notes are an intregal part
                         of these financial statements

                                  THE BSG FUNDS

PART C.              OTHER INFORMATION

ITEM 24.             FINANCIAL STATEMENTS AND EXHIBITS

                     (a)  Financial Statements


                          Included in Part A: Unaudited Financial
                          Highlights for the period from August 1, 1997 (inception) through September 30, 1997.

                          Included in Part B:

                          (1) Audited Statement of Assets and Liabilities as of April 22, 1997 and Report of Independent Public Accountants.

                          (2) Unaudited Statement of Assets and Liabilities - September 30, 1997.

                          (3) Unaudited Statement of Operations - for the period August 1, 1997 (inception) through September 30, 1997.

                          (4) Unaudited Statement of Changes in Net Assets - for the period August 1, 1997 (inception) through September 30, 1997.

                          (5) Unaudited Schedule of Investments - September 30, 1997.

                          (6)  Notes to Financial Statements - September 30,
                               1997.

                          (7) Unaudited Financial Highlights for the period August 1, 1997 (inception) through September 30, 1997.

                     (b)  Exhibits

                          (1) (i) Copy of Registrant's Amended and Restated Declaration of Trust is filed herewith.

                               (ii) Copy of Amendment No. 1 to Registrant's
                               Amended and Restated Declaration of Trust is filed herewith.

                          (2) Copy of Registrant's By-Laws, which was filed as an Exhibit to Registrant's Registration Statement, is hereby incorporated by reference.

                          (3)  Voting Trust Agreements - None.

                          (4)  Specimen of Share Certificates - None.


                          (5) Copy of Registrant's Management Agreement with its Adviser, Heartland Advisory Group, Inc., which was filed as an Exhibit to Registrant's Pre- Effective Amendment, is hereby incorporated by reference.

                          (6) Copy of Registrant's Underwriting Agreement with Banc Stock Financial Services, Inc., which was filed as an Exhibit to Registrant's Pre-Effective Amendment, is hereby incorporated by reference.


                          (7) Bonus, Profit Sharing, Pension or Similar Contracts for the benefit of Directors or Officers - None.


                          (8)  Copy of Registrant's Agreement with the
                               Custodian, Star Bank, N.A., which was filed as an Exhibit to Registrant's Pre-Effective Amendment, is hereby incorporated by reference.


                          (9)  Other Material Contracts - None.


                          (10) Opinion and Consent of Brown, Cummins & Brown
                               Co., L.P.A., which was filed as an Exhibit to Registrant's Pre-Effective Amendment, is hereby incorporated by reference.

                          (11) Consent of McCurdy & Associates CPA's, Inc. is
                               filed herewith.


                          (12) Financial Statements Omitted from Item 23 - None.


                          (13) Copy of Letter of Initial Stockholder, which was
                               filed as an Exhibit to Registrant's Pre-Effective Amendment, is hereby incorporated by reference.


                          (14) Model Plan used in Establishment of any
                               Retirement Plan - None.

                          (15) 12b-1 Distribution Expense Plan - None.


                          (16) Schedules for Computation of Performance
                               Quotations are filed herewith.

                          (17) Financial Data Schedule is filed herewith.


                          (18) Rule 18f-3 Plan - None.


                          (19) (i) Power of Attorney for Registrant and
                               Certificate with respect thereto are filed herewith.


                               (ii) Powers of Attorney for Trustees and Officers are filed herewith.

ITEM 25.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

                     None.


ITEM 26.            NUMBER OF HOLDERS OF SECURITIES (AS OF SEPTEMBER 30, 1997)
--------            ----------------------------------------------------------

                    TITLE OF CLASS                    NUMBER OF RECORD HOLDERS
                    --------------                    ------------------------

                    Banc Stock Group Fund                            357





ITEM 27.            INDEMNIFICATION

                     (a) Article VI of the Registrant's Declaration of Trust provides for indemnification of officers and Trustees as follows:

                          SECTION 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS,
                     ETC. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                          SECTION 6.5 ADVANCES OF EXPENSES. The Trust shall
                     advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

                          SECTION 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The
                     right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this
                     Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.
                                      -3-

                     The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

                     (b) The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its Advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

                     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.             BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

                     A. Heartland Advisory Group, Inc., 6230 Busch Blvd., Suite 201, Columbus, Ohio 43229 ("HAG"), adviser to The BSG Funds, is a registered investment adviser.

                          (1) HAG has engaged in no other business during the past two fiscal years.

                          (2) The following list sets forth other substantial business activities of the directors and officers of HAG during the past two years.


                                (a) Mark A. Davis: vice president of HAG; vice president of research, The Banc Stock Group, Inc., the parent company of HAG, 6230 Busch Blvd., Suite 201, Columbus, Ohio; registered principal, Banc Stock Financial Services, Inc. ("BSFS"), a broker-dealer, 6230 Busch Blvd., Suite 201, Columbus, Ohio.

                                (b) Michael E. Guirlinger: director, president and treasurer of HAG; director, president and treasurer of The Banc Stock Group, Inc.; director, vice president and treasurer of BSFS; director, president and treasurer of The Banc Stock Exchange of America, Inc. ("BSE") a bank stock information service, 6230 Busch Blvd., Suite 201, Columbus, Ohio; president and treasurer of Buckeye Banc Stocks, Inc., ("BBS") an intra-state broker-dealer, 6230 Busch Blvd., Suite 201, Columbus, Ohio.

                                (c) Sandra L. Quinn, secretary of HAG, BBS and BSFS; director and secretary of The Banc Stock Group, Inc. and BSE.



ITEM 29.             PRINCIPAL UNDERWRITERS

                     (a)  None.

                     (b) Banc Stock Financial Services, Inc. ("BSFS"), 6230 Busch Blvd., Suite 201, Columbus, Ohio is the Registrant's principal underwriter. Anthony J. Reilly is the President, Michael E. Guirlinger is the Treasurer and Sandra L. Quinn is the Secretary of the underwriter. Michael E. Guirlinger is the President and a Trustee of the Registrant.

ITEM 30.             LOCATION OF ACCOUNTS AND RECORDS

                     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at 6230 Busch Blvd., Suite 201, Columbus, Ohio 43229 and/or by the Registrant's Custodian, Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, and/or transfer and shareholder service agent, American Data Services, Inc., 24 West Carver Street, Huntington, New York 11743.

ITEM 31.             MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B

                     None.

ITEM 32.             UNDERTAKINGS

                     (a)  Not Applicable.

                     (b) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES
                                   ----------



          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on the 31st day of October, 1997.



                                                    The BSG Funds


                                                    By:/s/ Donald S. Mendelsohn
                                                       Donald S. Mendelsohn,
                                                       Attorney-in-Fact


          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Michael E. Guirlinger,
President, Treasurer and Trustee                    By:/s/Donald S. Mendelsohn
                                                       Donald S. Mendelsohn,
Lisa R. Hunter, Trustee                                Attorney-in-Fact


John M. Bobb, Trustee                                  October 31, 1997


Virginia H. Rader, Trustee

Gary A. Radville, Trustee

                                  EXHIBIT INDEX
                                  -------------

                                                                     PAGE
                                                                     ----


1.  Amended and Restated Declaration of Trust....................... EX-99.B1.1

2.  Amendment No. 1 to Amended and Restated Declaration of Trust ... EX-99.B1.2

3.  Consent of McCurdy & Associates CPA's, Inc...................... EX-99.B11

4.  Schedules for Computation of Performance Quotations............. EX-99.B16

5.  Financial Data Schedule......................................... EX-27

6.  Powers of Attorney.............................................. EX-99.POA